AYRO™

The Art of Sustainability



Corporate Overview

Spring 2022

NASDAQ: AYRO

Forward-Looking Statements

This presentation may contain forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from any expected future results, performance, or achievements. Words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “may,” “plan,” “will,” “would” and other similar expressions are intended to identify these forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, without limitation: AYRO has a history of losses and has never been profitable, and AYRO expects to incur additional losses in the future and may never be profitable; the market for AYRO’s products is developing and may not develop as expected; AYRO’s limited operating history makes evaluating its business and future prospects difficult and may increase the risk of any investment in its securities; AYRO may experience lower-than-anticipated market acceptance of its vehicles; developments in alternative technologies or improvements in the internal combustion engine may have a materially adverse effect on the demand for AYRO’s electric vehicles; the markets in which AYRO operates are highly competitive, and AYRO may not be successful in competing in these industries; AYRO relies on and intends to continue to rely on a single third-party supplier in China for the sub-assemblies in semi-knocked-down for all of its vehicles; AYRO may become subject to product liability claims, which could harm AYRO’s financial condition and liquidity if AYRO is not able to successfully defend or insure against such claims; increases in costs, disruption of supply or shortage of raw materials, in particular lithium-ion cells, could harm AYRO’s business; AYRO will be required to raise additional capital to fund its operations, and such capital raising may be costly or difficult to obtain and could dilute AYRO stockholders’ ownership interests, and AYRO’s long term capital requirements are subject to numerous risks; AYRO may fail to comply with environmental and safety laws and regulations; and AYRO is subject to governmental export and import controls that could impair AYRO’s ability to compete in international market due to licensing requirements and subject AYRO to liability if AYRO is not in compliance with applicable laws. A discussion of these and other factors with respect to AYRO is set forth in our most recent Annual Report on Form 10-K and subsequent reports on Form 10-Q. Forward-looking statements speak only as of the date they are made and AYRO disclaims any intention or obligation to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

AYRO™

Represent **“true sustainability”**
in an all-electric, low-speed vehicle fleet engendering
a wide variety of payload reconfigurability
while embracing technologies that
maximize efficiency
and that allow those vehicles to
traverse environments without disturbing them.



About Us

AYRO (Nasdaq)

- Founded 2017
- Headquartered: Round Rock, Texas

- A leader in purpose-built, automotive-grade, street-legal, low-speed electric vehicles (LSEVs)

- Designed for last-mile delivery, micro-distribution, and low-speed logistics, cargo services, and food delivery on higher education and corporate campuses, major stadiums, government facilities, and hotels and resorts

Capitalization Table

AYRO, Inc. (Nasdaq: AYRO)	
Stock Price (as of 3/2/22)	$1.20
Shares Outstanding (11/12/2021)	36.9M
Market Capitalization	$44M
Cash (as of 9/30/2021)	$77.1M
Debt (as of 9/30/2021)	$0
Fiscal Year End	12/31

Investment Highlights



- **Leader in Low-Speed Electric Vehicle (LSEV) Market**
  - Low-speed vehicle (LSV) market - $4.2B in 2020, forecasted $6.3B by 2025
- **Esteemed partnerships with industry-leaders:**
  - Sales & Distribution - Club Car, Gallery Carts, Element Fleet Management
  - Manufacturing - Karma Automotive
- **Already commercializing second-generation LSEV ("Current") through Club Car**
  - Expecting record revenue & unit deliveries in 4Q21 and again in 1Q22 and 2Q22
- **New Leadership – CEO Tom Wittenschlaeger – 25-years experience in technology, engineering, and product development firms, including automotive, power sports, micro-mobility and EVs**
  - Expense Rationalization – recently reduced overhead/expenses by 40%
  - Product portfolio extensions targeted at both LSV and restaurant delivery markets
    - Cargo systems - beds, boxes, pods
    - Enabling technology infrastructure – telematics, logistics support, route optimization, etc.
  - Supply chain shift from China to North America for LSEV components and subsystems to minimize excessive disruptions and costs related to logistics, sourcing and quality
- **Strong Balance Sheet - $77M in cash, no debt**

History and Projected Development

AYRO has rapidly garnered significant financial, strategic partnership, and product rollouts since its founding.


AEV Technologies Founded - 2017
2018
2019
Club Car 5 Year Agreement
2020
AEV Rebrands To AYRO, Inc.
AYRO and Gallery Carts Launch EV Food Solution
AYRO, Inc. Goes Public On NASDAQ
2021
AYRO/Element Partnership
AYRO/Karma Partnership
Club Car Current Launch
Electric Vaccine Vehicle Launch
2022
Club Car Current New Gen Launch
Model Year 2023 Refresh Kickoff



On & Around Campus & Town

- Colleges/Universities
- Corporate
- Hotels & Resorts
- Mobile Hospitality Clinics



RANGE / SPEED

50-80 miles
Max: 25 mph

- ~49% reduction in annual operating expenses
- 100% reduction in CO_2 emissions
- Operates indoors and outdoors
- Complies with sustainability programs on many campuses
- Suitable for urban, low-speed environments

Club Car

Club Car®

- New Ownership
- #1 Utility LSV
- Exclusive agreement with AYRO
- Enhanced channel/focus
- Network of >500 dealers
- Collaboration with Element Fleet Management



Current Van Box



Current Pickup



Current Flatbed

current

Channel Expansion - Partnerships

Club Car®

element

KARMA

Gallery
Carts. Kiosks. Portables.

Partnerships

AYRO



Club Car®

- Leading manufacturer and distributor of golf carts and utility vehicles
- Over 500 dealerships across the U.S.
- AYRO has sold 406 Units through Club car, 134 of which are the new generation Current/411X
- Recently introduced a lithium-ion battery version of “Current” model


Stanley
DELIVERS

Gallery
Carts. Kiosks. Portables.

- Current/411X to supply customized EV solutions that enable delivery of mobile solutions for food, beverages, retail, and health services

Partnerships


element

element

- World's largest fleet management company →1 million vehicles under management + 5,500 clients in 700 industries
- Identifies corporate fleet buyers, offers full suite of services - purchase & financing options, field service/repair plans, storage, end-of-life resale, etc.


KARMA

KARMA

- California-based manufacturer of electric vehicles
- Karma provides engineering expertise and contract manufacturing services for the assembly of AYRO's Current vehicle



"We partnered with AYRO because of the design, manufacturing and supply chain work they did on the Club Car 411, a compact all-electric utility vehicle. Complementing our commercial vehicle offerings, AYRO provides automotive electric vehicle expertise and opportunities to enter new markets faster with innovative products and technologies."

- Brant Mitchell, Club Car's portfolio leader for commercial utility

Recap



- **Leader in Low-Speed Electric Vehicle (LSEV) Market**
  - Low-speed vehicle (LSV) market - $4.2B in 2020, forecasted $6.3B by 2025
- **Esteemed partnerships with industry-leaders:**
  - Sales & Distribution - Club Car, Gallery Carts, Element Fleet Management
  - Manufacturing - Karma Automotive
- **Already commercializing second-generation LSEV ("Current") through Club Car**
  - Expecting record revenue & unit deliveries in 4Q21 and again in 1Q22 and 2Q22
- **New Leadership – CEO Tom Wittenschlaeger – 25-years experience in technology, engineering, and product development companies, including powered vehicles and EVs**
  - Expense Rationalization – recently reduced overhead/expenses by 40%
  - Product portfolio extensions targeted at both LSV and restaurant delivery markets
    - Cargo systems - beds, boxes, pods
    - Enabling technology infrastructure – telematics, logistics support, route optimization, etc.
  - Supply chain shifting from China to North America for LSEV components to minimize excessive disruptions and costs related to logistics and sourcing
- **Strong Balance Sheet - $77M in cash, no debt**


FOR ALL INQUIRIES PLEASE CONTACT:
CORE IR
Joseph Delahoussaye III
512.222.2560
investors@ayro.com
www.coreir.com
AYRO™
NASDAQ: AYRO